PACIFIC SELECT FUND SUPPLEMENT DATED OCTOBER 9, 2006
TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2006
This supplement changes the Pacific Select Fund (fund) prospectus dated May 1, 2006, as supplemented. This supplement must be accompanied by the fund prospectus. Remember to review the prospectus for other important information.
Changes regarding Salomon Brothers Asset Management Inc (Salomon Brothers):
The portfolio manager of the Large-Cap Value Portfolio (the Portfolio) has changed to ClearBridge Advisors, LLC (ClearBridge). Due to a corporate reorganization, the investment management business of Citigroup Asset Management, which included Salomon Brothers Asset Management, Inc, combined into CAM North America, LLC (CAM NA), both wholly owned subsidiaries of Legg Mason, Inc. (Legg Mason). Salomon Brothers transferred the portfolio management agreement dated December 1, 2005 (Agreement), among Salomon Brothers, Pacific Select Fund and Pacific Life Insurance Company (Pacific Life) to CAM NA, effective October 1, 2006. This did not result in a change of actual control or management of the portfolio manager. CAM NA changed its name to ClearBridge after the transfer was completed.
The first paragraph under the ABOUT THE PORTFOLIO MANAGERS — Salomon Brothers Asset Management Inc section is replaced with the following:

ClearBridge Advisors, LLC — 399 Park Avenue, New York, New York 10022

ClearBridge Advisors, LLC (ClearBridge) is a recently-organized investment adviser that was formed to succeed the equity securities portfolio management business of Citigroup Asset Management (which included Salomon Brothers Asset Management, Inc), which was acquired by Legg Mason, Inc. (Legg Mason) in December 2005, and is a wholly-owned subsidiary of Legg Mason. Legg Mason is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $851 billion. As of June 30, 2006, ClearBridge’s assets under management were approximately $122 billion.
At a meeting held on September 19, 2006, the fund’s Board of Trustees, including a majority of independent trustees (the Board) considered and approved CAM NA as successor to Salomon Brothers and as the manager to the Portfolio, effective October 1, 2006. In approving the transfer of the Agreement from Salomon Brothers to CAM NA, the Board considered, among other things, that (i) no changes were expected in the personnel and day-to-day operations of the area responsible for management of the Portfolio, (ii) no changes were expected in the management of the Portfolio, (iii) no changes were expected in the advisory or management fee schedules, and (iv) Pacific Life, as investment adviser, recommended the transfer.
Effective December 1, 2006:
All references throughout the prospectus to Salomon Brothers Asset Management, Inc will be replaced with ClearBridge Advisors, LLC.
The information regarding Michael R. Ericksen under the ABOUT THE PORTFOLIOS — Portfolio Manager — Capital Guardian Trust Company (Capital Guardian) section is replaced with the following:

Todd S. James, is a senior vice president of Capital Guardian and has 20 years of investment experience, all of which were acquired at Capital Guardian. He has a BS from The California State University and an MBA from the University of Southern California Graduate School of Business.
The information regarding Mark J. Roach under the ABOUT THE PORTFOLIOS — Portfolio Manager — Vaughan Nelson section is deleted.
The first paragraph under the ABOUT THE PORTFOLIO MANAGERS — Mercury Advisors section is replaced with the following:

BlackRock Investment Management, LLC — P.O. Box 9011 Princeton, New Jersey 08540-9011

BlackRock Investment Management, LLC (BlackRock) is an indirect wholly owned subsidiary of BlackRock, Inc (BRI). On September 29, 2006, BRI consummated a transaction with Merrill Lynch &

Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BRI to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management as of June 30, 2006. BlackRock offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. The combined company has over 4,500 employees in 18 countries and a major presence in most key markets, including the U.S., the U.K., Asia, Australia, the Middle East and Europe.

Effective December 1, 2006:
All references throughout the prospectus to Mercury Advisors will be replaced with BlackRock Investment Management, LLC.

Pacific Select Fund

Supplement dated October 9, 2006 to the
Statement of Additional Information
dated May 1, 2006, as Supplemented

      This supplement revises the Pacific Select Fund (“fund”) Statement of Additional Information (“SAI”), as supplemented effective October 9, 2006, unless another date is specified below. This supplement must be preceded or accompanied by the fund’s SAI dated May 1, 2006, as supplemented. Remember to review the SAI for other important information.

Under the ORGANIZATION AND MANAGEMENT OF THE FUND, Other Accounts Managed section — the information with respect to Mark J. Roach, regarding accounts other than the portfolio for which the portfolio manager has day-to-day management responsibilities, is deleted for the VN Small-Cap Value Portfolio and the information regarding Michael R. Ericksen for the Equity Portfolio is replaced with the following information regarding Todd S. James:

	Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Equity
Todd S. James[2]	1	$366,626,070	2	$194,732,459	148	$4,462,957,936

[2]	Numbers are as of September 29, 2006.

Also, the information regarding Michael R. Ericksen for accounts other than the portfolio for which he has day-to-day management responsibilities with respect to which the advisory fee is based on account performance, is deleted.